UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________

FORM 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 21, 2007
___________________________

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)
___________________________

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02.  Results of Operations and Financial Condition

On October 21, 2007, registrant issued a press release entitled “Halliburton Announces Third Quarter Earnings of $0.79 Per Diluted Share.”

The text of the Press Release is as follows:

HALLIBURTON ANNOUNCES THIRD QUARTER EARNINGS
OF $0.79 PER DILUTED SHARE

HOUSTON, Texas– Halliburton (NYSE:HAL) announced today that net income for the third quarter of 2007 was $727 million, or $0.79 per diluted share.  This compares to net income of $611 million, or $0.58 per diluted share, in the third quarter of 2006.  Included in third quarter 2007 results are a $133 million, or $0.15 per diluted share, favorable income tax impact from the ability to recognize United States foreign tax credits that were previously assumed would not be fully utilizable and $21 million, or $0.02 per diluted share, in after-tax charges for additional reserves related to environmental matters.  Income from continuing operations in the third quarter of 2007 was $726 million, or $0.79 per diluted share, compared to $603 million, or $0.57 per diluted share in the third quarter of 2006.

Halliburton’s consolidated revenue in the third quarter of 2007 was $3.9 billion, up 16% from the third quarter of 2006.  This increase was attributable to increased worldwide activity, particularly in the Eastern Hemisphere.

Consolidated operating income was $910 million in the third quarter of 2007 compared to $870 million in the third quarter of 2006.  The increase in operating income was generated primarily by increased customer activity and new international contracts.  Third quarter of 2007 operating income included $32 million in charges for additional reserves primarily related to Dresser legacy environmental matters.

“I am pleased with the continuing very strong performance of our Eastern Hemisphere operations this quarter,” said Dave Lesar, chairman, president, and chief executive officer. “Our deployment of capital into these international markets has resulted in Eastern Hemisphere revenue growth of 29% and operating income growth of 40% as compared to the third quarter of 2006.  Our sequential Eastern Hemisphere results were also strong with revenue increasing 5% and operating income increasing 16%.  Our Eastern Hemisphere operating margins improved to 24%.  North America posted record third quarter 2007 quarterly revenue, and we are experiencing strong demand for our services in the United States land market.  Our North America revenue grew 6% sequentially despite the loss of two weeks of work in the Gulf of Mexico due to storms and pricing declines for some services in the United States land market.”

-more-

Halliburton/Page 2

As a result of Halliburton’s organizational restructuring during the third quarter of 2007, the company is now reporting two operating segments:  the Completion and Production (C&P) segment and the Drilling and Evaluation (D&E) segment.  The Completion and Production segment is comprised of completion tools, production enhancement, and cementing.  The Drilling and Evaluation segment is comprised of Sperry Drilling Services, wireline and perforating services, Security DBS Drill Bits, Baroid Fluid Services, Landmark, and project management.  Additionally, certain amounts were reclassified between the segments/regions and Corporate and Other.  All prior periods have been reclassified to conform to the new segment presentation.

2007 Third Quarter Results

Completion and Production operating income in the third quarter of 2007 was $596 million, an increase of $32 million or 6% from the third quarter of 2006.  Europe/Africa/CIS C&P operating income increased 39% from completion tools deliveries to large offshore projects in West Africa.  Cementing results were also favorable, particularly in the North Sea, as a result of better pricing, increased activity, and a more profitable product mix.  Production enhancement results improved throughout the region, with increased profitability in offshore activity.  Middle East/Asia C&P operating income increased 66% with higher completion tools sales in Asia and increased activity and more favorable job mix for production enhancement.  North America C&P operating income decreased 6% due to reduced activity in Canada.

Drilling and Evaluation operating income in the third quarter of 2007 was $372 million, essentially flat over the prior year third quarter due primarily to $24 million for environmental charges and decreased activity in Canada and the Gulf of Mexico, partially offset by improved activity and increased horizontal drilling in the United States land market.  Europe/Africa/CIS D&E operating income increased 60%, benefiting from increased deepwater application of Sperry Drilling Services Pilot® fleet of tools in the North Sea and expansion of directional drilling in Russia.  Also benefiting Europe/Africa/CIS D&E was increased Baroid Fluid Services sales in the North Sea and the introduction of the Security DBS Drill Bits XR™ Reamer hole enlargement tool.  Middle East/Asia D&E operating income increased 11% with improved wireline and perforating services and increased demand for Sperry Drilling Services in Asia.  Latin America D&E operating income increased 7% on improved activity for wireline and perforating services.

During the third quarter of 2007, under the company’s share repurchase program, Halliburton purchased approximately 11 million shares at an average price of $33.71 for a total cost of approximately $374 million.  Since the inception of the program, Halliburton has purchased 77 million shares for a total cost of approximately $2.6 billion.  There is approximately $2.4 billion remaining under the program.

-more-

Halliburton/Page 3

Technology and Significant Achievements

Halliburton made a number of advances in technology and growth.

•
Halliburton closed the previously announced acquisition of the entire share capital of PSL Energy Services Limited (PSLES). PSLES is a leading Eastern Hemisphere provider of process, pipeline, and well intervention services, including flange management and bolting, leak testing, pre-commissioning services, hydrotesting, hydraulic workover, coiled tubing, slickline and wireline, and pumping services.  PSLES has operational bases in the United Kingdom, Norway, Middle East, Azerbaijan, Algeria, and Asia Pacific.

•
Halliburton's Completion and Production segment has been awarded a four-year contract valued at more than $270 million by Petrobras.  Halliburton will be working jointly with Expro to provide exploration and development testing services in high pressure/high temperature deepwater environments.

•
Halliburton announced the delivery of three new screen solutions for sand control.  These innovative solutions are: the EquiFlow™ Oil Selector™ valve, which is capable of significantly reducing unwanted water or gas production without wellbore intervention; EquiFlow™ inflow control devices, which delay early water or gas coning, thereby increasing recoverable reserves; and PetroGuard™ Advanced Mesh screen, which provides reliable sand control in heavy oil and poorly sorted sand environments.

•
Landmark has acquired the intellectual property and substantially all of the assets and existing business of GeoSmith Consulting Group, LLC of Minnetonka, Minnesota.  GeoSmith is widely regarded as one of the E&P industry's most innovative developers of software components for 3-D interpretation and geometric modeling applications, including robust topology engines capable of representing subsurface geology.

-more-

Halliburton/Page 4

Founded in 1919, Halliburton is one of the world’s largest providers of products and services to the energy industry.  With nearly 50,000 employees in approximately 70 countries, the company serves the upstream oil and gas industry throughout the lifecycle of the reservoir – from locating hydrocarbons and managing geological data, to drilling and formation evaluation, well construction and completion, and optimizing production through the life of the field. Visit the company’s World Wide Web site at www.halliburton.com.

NOTE: The statements in this press release that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the results expressed or implied by the statements.  These risks and uncertainties include, but are not limited to: consequences of audits and investigations by domestic and foreign government agencies and legislative bodies and related publicity; potential adverse proceedings by such agencies; protection of intellectual property rights; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to radioactive sources, explosives, and chemicals; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; unsettled political conditions, war, and the effects of terrorism, foreign operations, and foreign exchange rates and controls; weather-related issues including the effects of hurricanes and tropical storms; changes in capital spending by customers; changes in the demand for or price of oil and/or natural gas; impairment of oil and gas properties; structural changes in the oil and natural gas industry; increased competition for employees; availability of raw materials; and integration of acquired businesses and operations of joint ventures. Halliburton's Form 10-K for the year ended December 31, 2006, Form 10-Q for the period ended June 30, 2007, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect the business, results of operations, and financial condition.  Halliburton undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

-more-

 HALLIBURTON COMPANY
Condensed Consolidated Statements of Operations
(Millions of dollars and shares except per share data)
(Unaudited)

	Three Months			Three Months
	Ended			Ended
	September 30			June 30
	2007		2006	2007
Revenue:
Completion and Production	$2,187		$1,896	$2,066
Drilling and Evaluation	1,741		1,496	1,669
Total revenue	$3,928		$3,392	$3,735
Operating income (loss):
Completion and Production	$596		$564	$555
Drilling and Evaluation	372		368	348
Corporate and Other	(58)		(62)	(10)
Total operating income	910		870	893
Interest expense	(39)		(40)	(41)
Interest income	26		36	36
Other, net	(1)		(3)	(2)
Income from continuing operations before income taxes and minority interest	896		863	886
Provision for income taxes	(152	)(a)	(257)	(284)
Minority interest in net income of subsidiaries	(18)		(3)	(7)
Income from continuing operations	726		603	595
Income from discontinued operations, net	1		8	935
Net income	$727		$611	$1,530
Basic income per share:
Income from continuing operations	$0.83		$0.60	$0.66
Income from discontinued operations, net	–		0.01	1.03
Net income	$0.83		$0.61	$1.69
Diluted income per share:
Income from continuing operations	$0.79		$0.57	$0.63
Income from discontinued operations, net	–		0.01	0.99
Net income	$0.79		$0.58	$1.62
Basic weighted average common shares outstanding	880		1,011	905
Diluted weighted average common shares outstanding	917		1,048	942

(a)
Provision for income taxes in the third quarter of 2007 included a $133 million, or $0.15 per diluted share, favorable income tax impact from the ability to recognize the benefit of foreign tax credits previously thought not to be fully utilizable.

See Footnote Table 1 for a list of significant items included in operating income.

All periods presented reflect the reclassification of KBR, Inc. to discontinued operations, the change in reportable segments due to an organizational restructuring, and the reclassification of certain amounts between the segments and Corporate and Other.

-more-

HALLIBURTON COMPANY
Condensed Consolidated Statements of Operations
(Millions of dollars and shares except per share data)
(Unaudited)

	Nine Months Ended
	September 30
	2007		2006
Revenue:
Completion and Production	$6,097		$5,279
Drilling and Evaluation	4,988		4,167
Total revenue	$11,085		$9,446
Operating income (loss):
Completion and Production	$1,628		$1,543
Drilling and Evaluation	1,082		943
Corporate and Other	(119)		(164)
Total operating income	2,591		2,322
Interest expense	(118)		(124)
Interest income	100		94
Other, net	(6)		(2)
Income from continuing operations before income taxes and minority interest	2,567		2,290
Provision for income taxes	(695	)(a)	(725)
Minority interest in net income of subsidiaries	(22)		(15)
Income from continuing operations	1,850		1,550
Income from discontinued operations, net	959	(b)	140
Net income	$2,809		$1,690
Basic income per share:
Income from continuing operations	$2.00		$1.52
Income from discontinued operations, net	1.04		0.13
Net income	$3.04		$1.65
Diluted income per share:
Income from continuing operations	$1.93		$1.46
Income from discontinued operations, net	0.99		0.13
Net income	$2.92		$1.59
Basic weighted average common shares outstanding	925		1,021
Diluted weighted average common shares outstanding	961		1,062

(a)
Provision for income taxes in the third quarter of 2007 included a $133 million, or $0.15 per diluted share, favorable income tax impact from the ability to recognize the benefit of foreign tax credits previously thought not to be fully utilizable.

(b)	Income from discontinued operations, net, in the second quarter of 2007 included a $933 million net gain on the separation of KBR, Inc.

See Footnote Table 1 for a list of significant items included in operating income.

All periods presented reflect the reclassification of KBR, Inc. to discontinued operations, the change in reportable segments due to an organizational restructuring, and the reclassification of certain amounts between the segments and Corporate and Other.

-more-

HALLIBURTON COMPANY
Condensed Consolidated Balance Sheets
(Millions of dollars)
(Unaudited)

	September 30,	December 31,
	2007	2006
Assets
Current assets:
Cash and marketable investments	$1,891	$2,938
Receivables, net	3,109	2,629
Inventories, net	1,560	1,235
Current assets of discontinued operations	–	3,898
Other current assets	661	490
Total current assets	7,221	11,190

Property, plant, and equipment, net	3,337	2,557
Noncurrent assets of discontinued operations	–	1,497
Other assets	1,911	1,616
Total assets	$12,469	$16,860

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$798	$655
Current maturities of long-term debt	10	26
Current liabilities of discontinued operations	–	2,831
Other current liabilities	1,383	1,222
Total current liabilities	2,191	4,734

Long-term debt	2,796	2,783
Noncurrent liabilities of discontinued operations	–	981
Other liabilities	1,195	917
Total liabilities	6,182	9,415
Minority interest in consolidated subsidiaries	90	69
Shareholders’ equity	6,197	7,376
Total liabilities and shareholders’ equity	$12,469	$16,860

All periods presented reflect the reclassification of KBR, Inc. to discontinued operations.

HALLIBURTON COMPANY
Selected Cash Flow Information
(Millions of dollars)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2007	2006	2007	2006
Capital expenditures	$382	$230	$1,064	$569

Depreciation, depletion, and amortization	$146	$122	$417	$356

All periods presented reflect the reclassification of KBR, Inc. to discontinued operations.

-more-

HALLIBURTON COMPANY
Revenue and Operating Income Comparison
By Segment and Geographic Region
(Millions of dollars)
(Unaudited)

	Three Months Ended		Three Months Ended
	September 30		June 30
Revenue:	2007	2006	2007
Completion and Production	$2,187	$1,896	$2,066
Drilling and Evaluation	1,741	1,496	1,669
Total revenue	$3,928	$3,392	$3,735

Revenue by geographic region:
Completion and Production:
North America	$1,227	$1,159	$1,160
Latin America	193	152	192
Europe/Africa/CIS	439	352	443
Middle East/Asia	328	233	271
Total	2,187	1,896	2,066
Drilling and Evaluation:
North America	620	579	586
Latin America	263	238	256
Europe/Africa/CIS	493	369	483
Middle East/Asia	365	310	344
Total	1,741	1,496	1,669
Total revenue by region:
North America	1,847	1,738	1,746
Latin America	456	390	448
Europe/Africa/CIS	932	721	926
Middle East/Asia	693	543	615

Operating income:
Completion and Production	$596	$564	$555
Drilling and Evaluation	372	368	348
Corporate and Other	(58)	(62)	(10)
Total operating income	$910	$870	$893

Operating income by geographic region:
Completion and Production:
North America	$387	$411	$360
Latin America	34	37	50
Europe/Africa/CIS	92	66	77
Middle East/Asia	83	50	68
Total	596	564	555
Drilling and Evaluation:
North America	110	162	113
Latin America	48	45	45
Europe/Africa/CIS	115	72	104
Middle East/Asia	99	89	86
Total	372	368	348
Total operating income by region (a):
North America	497	573	473
Latin America	82	82	95
Europe/Africa/CIS	207	138	181
Middle East/Asia	182	139	154

(a) All amounts exclude Corporate and Other.

See Footnote Table 1 and Footnote Table 2 for a list of significant items included in operating income.

All periods presented reflect the reclassification of certain amounts between the segments/regions and Corporate and Other.  Also, the results for Sakhalin have been reclassified from Middle East/Asia to Europe/Africa/CIS.

-more-

HALLIBURTON COMPANY
Revenue and Operating Income Comparison
By Segment and Geographic Region
(Millions of dollars)
(Unaudited)

	Nine Months Ended
	September 30
Revenue:	2007	2006
Completion and Production	$6,097	$5,279
Drilling and Evaluation	4,988	4,167
Total revenue	$11,085	$9,446

Revenue by geographic region:
Completion and Production:
North America	$3,449	$3,171
Latin America	551	424
Europe/Africa/CIS	1,259	1,009
Middle East/Asia	838	675
Total	6,097	5,279
Drilling and Evaluation:
North America	1,816	1,621
Latin America	757	672
Europe/Africa/CIS	1,382	1,013
Middle East/Asia	1,033	861
Total	4,988	4,167
Total revenue by region:
North America	5,265	4,792
Latin America	1,308	1,096
Europe/Africa/CIS	2,641	2,022
Middle East/Asia	1,871	1,536

Operating income:
Completion and Production	$1,628	$1,543
Drilling and Evaluation	1,082	943
Corporate and Other	(119)	(164)
Total operating income	$2,591	$2,322

Operating income by geographic region:
Completion and Production:
North America	$1,069	$1,108
Latin America	122	93
Europe/Africa/CIS	240	187
Middle East/Asia	197	155
Total	1,628	1,543
Drilling and Evaluation:
North America	390	428
Latin America	129	112
Europe/Africa/CIS	297	186
Middle East/Asia	266	217
Total	1,082	943
Total operating income by region (a):
North America	1,459	1,536
Latin America	251	205
Europe/Africa/CIS	537	373
Middle East/Asia	463	372

(a)   All amounts exclude Corporate and Other.

See Footnote Table 1 and Footnote Table 2 for a list of significant items included in operating income.

All periods presented reflect the reclassification of certain amounts between the segments/regions and Corporate and Other.  Also, the results for Sakhalin have been reclassified from Middle East/Asia to Europe/Africa/CIS.

-more-

HALLIBURTON COMPANY
Revenue and Operating Income Comparison
By Segment and Geographic Region
(Millions of dollars)
(Unaudited)

	Three Months					Year
	Ended	Three Months Ended				Ended
	March 31,	March 31,	June 30,	September 30,	December 31,	December 31,
Revenue:	2007	2006	2006	2006	2006	2006
Completion and Production	$1,844	$1,639	$1,744	$1,896	$1,942	$7,221
Drilling and Evaluation	1,578	1,299	1,372	1,496	1,567	5,734
Total revenue	$3,422	$2,938	$3,116	$3,392	$3,509	$12,955

Revenue by geographic region:
Completion and Production:
North America	$1,062	$992	$1,020	$1,159	$1,104	$4,275
Latin America	166	134	138	152	159	583
Europe/Africa/CIS	377	304	353	352	427	1,436
Middle East/Asia	239	209	233	233	252	927
Total	1,844	1,639	1,744	1,896	1,942	7,221
Drilling and Evaluation:
North America	610	521	521	579	562	2,183
Latin America	238	217	217	238	259	931
Europe/Africa/CIS	406	303	341	369	411	1,424
Middle East/Asia	324	258	293	310	335	1,196
Total	1,578	1,299	1,372	1,496	1,567	5,734
Total revenue by region:
North America	1,672	1,513	1,541	1,738	1,666	6,458
Latin America	404	351	355	390	418	1,514
Europe/Africa/CIS	783	607	694	721	838	2,860
Middle East/Asia	563	467	526	543	587	2,123

Operating income:
Completion and Production	$477	$473	$506	$564	$597	$2,140
Drilling and Evaluation	362	268	307	368	385	1,328
Corporate and Other	(51)	(49)	(53)	(62)	(59)	(223)
Total operating income	$788	$692	$760	$870	$923	$3,245

Operating income by geographic region:
Completion and Production:
North America	$322	$349	$348	$411	$368	$1,476
Latin America	38	27	29	37	37	130
Europe/Africa/CIS	71	51	70	66	137	324
Middle East/Asia	46	46	59	50	55	210
Total	477	473	506	564	597	2,140
Drilling and Evaluation:
North America	167	134	132	162	167	595
Latin America	36	28	39	45	58	170
Europe/Africa/CIS	78	49	65	72	77	263
Middle East/Asia	81	57	71	89	83	300
Total	362	268	307	368	385	1,328
Total operating income by region (a):
North America	489	483	480	573	535	2,071
Latin America	74	55	68	82	95	300
Europe/Africa/CIS	149	100	135	138	214	587
Middle East/Asia	127	103	130	139	138	510

(a) All amounts exclude Corporate and Other.

See Footnote Table 1 and Footnote Table 2 for a list of significant items included in operating income.

All periods presented reflect the reclassification of certain amounts between the segments/regions and Corporate and Other.  Also, the results for Sakhalin have been reclassified from Middle East/Asia to Europe/Africa/CIS.

-more-

HALLIBURTON COMPANY
Revenue and Operating Income Comparison
By Segment and Geographic Region
(Millions of dollars)
(Unaudited)

					Year
	Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
Revenue:	2005	2005	2005	2005	2005
Completion and Production	$1,174	$1,339	$1,413	$1,569	$5,495
Drilling and Evaluation	1,010	1,132	1,184	1,279	4,605
Total revenue	$2,184	$2,471	$2,597	$2,848	$10,100

Revenue by geographic region:
Completion and Production:
North America	$665	$733	$833	$887	$3,118
Latin America	134	137	122	149	542
Europe/Africa/CIS	228	279	282	334	1,123
Middle East/Asia	147	190	176	199	712
Total	1,174	1,339	1,413	1,569	5,495
Drilling and Evaluation:
North America	394	403	437	467	1,701
Latin America	180	197	201	224	802
Europe/Africa/CIS	241	291	313	306	1,151
Middle East/Asia	195	241	233	282	951
Total	1,010	1,132	1,184	1,279	4,605
Total revenue by region:
North America	1,059	1,136	1,270	1,354	4,819
Latin America	314	334	323	373	1,344
Europe/Africa/CIS	469	570	595	640	2,274
Middle East/Asia	342	431	409	481	1,663

Operating income:
Completion and Production	$393	$346	$358	$427	$1,524
Drilling and Evaluation	139	198	227	276	840
Corporate and Other	(51)	(59)	(44)	(46)	(200)
Total operating income	$481	$485	$541	$657	$2,164

Operating income by geographic region:
Completion and Production:
North America	$289	$223	$255	$279	$1,046
Latin America	37	34	19	36	126
Europe/Africa/CIS	41	47	45	70	203
Middle East/Asia	26	42	39	42	149
Total	393	346	358	427	1,524
Drilling and Evaluation:
North America	72	76	98	119	365
Latin America	11	8	24	34	77
Europe/Africa/CIS	25	63	62	57	207
Middle East/Asia	31	51	43	66	191
Total	139	198	227	276	840
Total operating income by region (a):
North America	361	299	353	398	1,411
Latin America	48	42	43	70	203
Europe/Africa/CIS	66	110	107	127	410
Middle East/Asia	57	93	82	108	340

(a) All amounts exclude Corporate and Other.

See Footnote Table 1 and Footnote Table 2 for a list of significant items included in operating income.

All periods presented reflect the reclassification of certain amounts between the segments/regions and Corporate and Other.  Also, the results for Sakhalin have been reclassified from Middle East/Asia to Europe/Africa/CIS.

-more-

FOOTNOTE TABLE 1

HALLIBURTON COMPANY
Items Included in Operating Income
(Millions of dollars except per share data)
(Unaudited)

	Three Months Ended		Three Months Ended
	September 30, 2007		June 30, 2007
	Operating	After Tax	Operating	After Tax
	Income	per Share	Income	per Share
Drilling and Evaluation:
Charges for environmental matters	$(24)	$(0.02)	$–	$–
Corporate and Other:
Charges for environmental matters	(8)	–	–	–
Gain on sale of Dresser, Ltd. investment	–	–	49	0.03

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2006		December 31, 2005		March 31, 2005
	Operating	After Tax	Operating	After Tax	Operating	After Tax
	Income	per Share	Income	per Share	Income	per Share
Completion and Production:
Gain on sale of lift boats	$48	$0.03	$–	$–	$–	$–
Subsea 7, Inc. gain on sale	–	–	–	–	110	0.08
Drilling and Evaluation:
Intellectual property settlement	–	–	24	0.02	–	–

FOOTNOTE TABLE 2

HALLIBURTON COMPANY
Items Included in Income by Geographic Region
(Millions of dollars except per share data)
(Unaudited)

	Three Months Ended		Three Months Ended
	September 30, 2007		June 30, 2007
	Operating	After Tax	Operating	After Tax
	Income	per Share	Income	per Share
North America:
Charges for environmental matters	$(24)	$(0.02)	$–	$–
Corporate and Other:
Charges for environmental matters	(8)	–	–	–
Gain on sale of Dresser, Ltd. investment	–	–	49	0.03

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2006		December 31, 2005		March 31, 2005
	Operating	After Tax	Operating	After Tax	Operating	After Tax
	Income	per Share	Income	per Share	Income	per Share
North America:
Intellectual property settlement	$–	$–	$12	$0.01	$–	$–
Subsea 7, Inc. gain on sale	–	–	–	–	107	0.08
Latin America:
Intellectual property settlement	–	–	2	–	–	–
Europe/Africa/CIS:
Gain on sale of lift boats	48	0.03	–	–	–	–
Intellectual property settlement	–	–	6	0.01	–	–
Subsea 7, Inc. gain on sale	–	–	–	–	3	–
Middle East/Asia:
Intellectual property settlement	–	–	4	–	–	–

###

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: October 23, 2007	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary